U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: October 1, 2015


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 458-9996


              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240-13e-4(c))
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As used in this Current Report on Form 8-K and unless otherwise  indicated,  the terms the "the COMPANY," "WE," "US" and "OUR" refer to South Beach Spirits, Inc. and its wholly-owned subsidiary V Georgio, Inc.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) On October 1, 2015,  the Company  entered into a Separation  Agreement  (the
"SEPARATION   AGREEMENT")   with  Kenneth  Mcleod,   our  President,   principal
shareholder and a director, pursuant to which, among other matters:

     *    Mr. McLeod resigned as an officer and director of the Company.
     * In satisfaction of any compensatory obligations owed to Mr. McLeod by the Company, he will be permitted to retain 108,000 shares (the "KM SHARES") of the 25,000,000 shares of our common stock that he had previously agreed to contribute to the capital of the Company.
     * Mr. McLeod agreed to limit sale, transfer or conveyance of the KM Shares, by public sale or otherwise to not more than 6,000 shares of common stock per calendar month.
     * Mr. McLeod agreed to convert the $96,637.05, owed by the Company to Media 7 Investments, LLC, ("MEDIA 7"), a limited liability company 100% owned by Mr. McLeod, into 186,000 shares of our common stock (the "CONVERSION SHARES"), based on the average 52 week trading price of our common stock of $0.52 per share.
     * Mr. McLeod agreed not to sell, transfer or convey the shares of common stock held by Media 7 without our prior consent.
     *    Mr. McLeod granted the Company a full release.

The Conversion Shares were issued pursuant to the exemption from registration afforded by Section 4(2)(a) under the Securities Act of 1933, as amended.

The description of the Separation Agreement is above is qualified by reference to the copy of the Separation Agreement filed as an Exhibit to this Current Report on Form 8-K and incorporated herein by reference.

(b) Contemporaneously with entering into the Separation Agreement, Mr. McLeod sold the remaining 25,000,000 shares of our common stock held by him of record (the "CONTROL SHARES") to Vincent Prince, our Chief Financial Officer and a director for $25,000.00. The source of funds for the purchase were Mr. Prince's personal funds. As a result of the sale of the Control Shares by Mr. McLeod, a "CHANGE IN CONTROL" of the Company took place.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

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ITEM 5.01. CHANGES IN CONTROL OF THE REGISTRANT.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The disclosure set forth in ITEM 1.01 of this Current Report on Form 8-K is incorporated into this item by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number                     Description
--------------                     -----------

   10.1 Separation Agreement dated October 1, 2015, by and between Kenneth McLeod and the Company

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SOUTH BEACH SPIRITS, INC.


Dated: October 8, 2015                By: /s/ Vincent Prince
                                         ---------------------------------------
                                         Vincent Prince, Chief Financial Officer

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